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                            STOCK PURCHASE AGREEMENT

United Therapeutics Corporation
1110 Spring Street
Silver Spring, MD  20910

Ladies and Gentlemen:

        The undersigned, _________________________________(the "Investor"),
hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made as of July __, 2000 between United Therapeutics Corporation, a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to ________ shares (the "Shares") of common stock of the Company, $0.01 par value per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ___________ Shares, for a purchase price of $_______ per share, or an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. ("NASD") as of the date hereof. Exceptions:

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        (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

        Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

AGREED AND ACCEPTED:
UNITED THERAPEUTICS CORPORATION     "INVESTOR"




---------------------               By:
Print Name                            -------------------------------
Title:
                                    Print Name:
                                               --------------------------------
                                    Title:
                                           ------------------------------------
                                    Address:
                                            -----------------------------------

                                    -------------------------------------------

                                    Tax ID No.:
                                               --------------------------------
                                    Contact name:
                                                 ------------------------------
                                    Telephone:
                                              ---------------------------------

                                    Name in which Shares should
                                    be registered (if different):
                                                                 --------------




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                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

        1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to ________ Shares. The Company reserves the right to increase or decrease this number.

        2.     Agreement to Sell and Purchase the Shares; Subscription Date.

               2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto at the purchase price set forth on such signature page.

               2.2 The Company may enter into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of at least 800,000 Shares, and (ii) notified Deutsche Bank Securities, Inc. (in its capacity as Placement Agent for the Shares, the "Placement Agent") agent for this transaction in writing that the Company is no longer accepting Agreements from Investors for the purchase of Shares. The Company may not enter into any Agreements after the Subscription Date.

               2.3 Investor acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of Shares to the Investor.

        3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur (the "Closing Date") on July __, 2000 (the "Closing Date"), at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor.

        The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

        The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) Investors shall have executed Agreements for the purchase of at least 800,000 Shares, (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects and (c) the Investor and the Placement Agent shall have received such documents as such Investor shall reasonably have requested, including an opinion of Company Counsel as to the matters set forth in Section 4.2, with respect to Rule 10b-5 under the Securities Exchange Act of 1934, the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares and such other matters in a form reasonably satisfactory to the Placement Agent and counsel to the Placement Agent, which opinion shall also state that each of the Purchasers may rely thereon as though such opinion was addressed directly to such Investors.



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        4.     Representations, Warranties and Covenants of the Company.  The
Company hereby represents and warrants to, and covenants with, the Investor, as follows:

               4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Company's Annual Report on Form 10-K dated March 22, 2000, Quarterly Report on Form 10-Q dated May 12, 2000, Current Reports on Form 8-K filed June 29, 2000, June 28, 2000 and February 2, 2000 and Definitive Proxy Statement dated April 14, 2000, including all exhibits, supplements and amendments thereto (the "SEC Filings") and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and its Subsidiaries, considered as one enterprise ("Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

               4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares being purchased by the Investor hereunder will, upon issuance pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

               4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound when such violation, conflict or default would have a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject where such lien or other restriction would have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

               4.4 Capitalization. The capitalization of the Company as of March 31, 2000 is as set forth in the SEC Filings (excluding unvested options and treasury shares). The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the SEC Filings, or (ii) outstanding warrants or options disclosed in the SEC Filings. The outstanding shares of capital stock of the Company have been


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duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the SEC Filings, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right (except as set forth herein), or other similar right exists with respect to the Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Filings. Except as disclosed in SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

               4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the SEC Filings.

               4.6 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect on the business or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect upon the business or financial condition of the Company and its Subsidiaries, considered as one enterprise.

               4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Filings except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

               4.8 Intellectual Property. Except as specifically disclosed in the SEC Filings (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the SEC Filings as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the SEC Filings except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any notice of any infringement of rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect.

               4.9 Financial Statements. The financial statements of the Company and the related notes contained in the SEC Filings present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and


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cash flows for the periods therein specified. Such financial statements
(including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the SEC Filings. The other financial information contained in the SEC Filings has been prepared on a basis consistent with the financial statements of the Company.

               4.10 No Material Adverse Change. Except as disclosed in the SEC Filings, since March 31, 2000, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise nor has any material adverse event occurred to the Company or its Subsidiaries, (ii) any material adverse event affecting the Company, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise.

               4.11 Disclosure. The information contained in the SEC Filings as of the date hereof and as of the Closing Date, did not and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               4.12 NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the NASD is contemplating terminating such registration or listing.

               4.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the 12 months preceding the date of this Agreement (the "SEC Documents"). The SEC Documents and all other materials filed with the SEC during such period complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading.

               4.14 Listing. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market.

               4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

               4.16 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, have (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf of which the Company is aware is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

               4.17 Accountants. To the Company's knowledge, KPMG, LLP, who the Company expects will express their opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1999 into the Registration Statement (as

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defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

               4.18 Contracts. The contracts described in the SEC Documents or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

               4.19 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a material adverse effect.

               4.20 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

               4.21 SEC Filings. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this offering and sale of the Shares other than the SEC Filings or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance of the Shares as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

        5.     Representations, Warranties and Covenants of the Investor.

               5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is a "qualified institutional buyer" or an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the SEC Filings and the representations and warranties of the Company contained herein and (vii) the Investor is not a registered broker-dealer or engaged in the business of a broker-dealer. Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached hereto as Exhibit A, which questionnaire is true and correct in all material respects.

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               5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of SEC Filings in connection with the issue of the Shares, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

               5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

               5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.

               5.5 The Investor will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock, nor will the Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock by the Investor or any person or entity. Such prohibited hedging or other transaction would include, without limitation, effecting any short sale or having in effect a short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates or derived any significant part of its value from the Common Stock of the Company.

               5.6 The Investor understands that nothing in the SEC Filings, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

        6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor and the Company will indemnify the Investors for any breach thereof.

        7. Registration of the Shares; Compliance with the Securities Act.

               7.1 Registration Procedures and Other Matters. The Company shall:

                   (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use its reasonable best efforts to prepare and file with the SEC, within fifteen (15) days after the Closing Date, a registration statement on Form S-3 (the


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"Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions, and shall in a timely manner file with the SEC all documents and reports required to be filed under the Exchange Act and shall use its reasonable best efforts to do all such other things as would allow the Company to maintain its eligibility to use a registration statement on Form S-3 until the second anniversary of the Closing Date;

                       (b) use its reasonable best efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration Statement to become effective within thirty (30) days after the Registration Statement is filed by the Company such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 30-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement.

                       (c) use its reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not to exceed, with respect to each Investor's Shares purchased hereunder, the second anniversary of the Closing Date.

                       (d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                       (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                       (f) bear all expenses in connection with the procedures in paragraph(a) through (f) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; other than fees and expenses, if any, of counsel or other advisors to the Investors or underwriting discounts, brokerage fees and commissions incurred by the Investors.

                       (g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                       (h) disclose in the "Selling Stockholders" and "Plan of Distribution" sections of the Registration Statement and any amendment or supplement thereto that the Shares offered by the prospectus may be offered from time to time by and for the respective accounts of the Investors named therein and their pledgees, donees, transferees, distributees or successors in interest, including, without limitation, their respective affiliates and limited and/or general partners, who may sell the Shares pursuant to the prospectus that is part of the Registration Statement; and supplement or amend the Registration Statement to provide, if necessary, the names of any such pledgees, donees, transferees, distributees or successors in interest within two (2) business days of notice from an Investor.

        Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares shall the Company publicly announce or file any other registration statement without the prior written consent of a majority in interest of the Investors; provided, however, that the filing by the Company of an amendment to a previously filed registration statement shall not be subject to such requirement.

               7.2     Transfer of Shares After Registration; Suspension.

                       (a) The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                       (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                       (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; or
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall, deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                       (d) Notwithstanding the foregoing paragraphs of this
Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, which 30-day periods must be separated by at least one 30-day period when a Suspension is not in place unless, in the good faith judgment of the Company's

Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

                       (e) Provided that a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

               7.3     Indemnification.  For the purpose of this Section 7.3:

               (i) the term "Selling Stockholder" shall include the Investor and any officer, director, trustee or affiliate of such Investor;

               (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

               (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement at the time of effectiveness of the Registration Statement, (ii) violations of federal or state securities laws, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made or alleged untrue statement or omission or alleged omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

                       (b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by such Investor to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares, or
(ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor's obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Shares.

                       (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                       (d) If the indemnification provided for in this Section
7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its sale of Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

                       (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section
7.3 and further agree not to attempt to assert any such defense.

               7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares at such time as such Shares can be sold under Rule 144(k) or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

               7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor:

                       (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

                       (b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

                       (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

               7.6 The Company will not issue any public statement, press release or any other public disclosure listing Investor as one of the purchasers of the Shares without the Investor's prior written consent.

               8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

               (a)     if to the Company, to:

                      United Therapeutics Corporation
                      1110 Spring Street
                      Silver Spring, MD  20910
                      Attention: Chief Financial Officer

               (b)     with a copy to:

                      Bryan Cave LLP
                      700 Thirteenth Street, N.W.
                      Washington, D.C. 20005-3960
                      Attention: LaDawn Naegle, Esq.

               (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

        9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

        10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

        13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        14. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

                                    EXHIBIT A

             UNITED THERAPEUTICS CORPORATION INVESTOR QUESTIONNAIRE
                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:     United Therapeutics Corporation

        This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share, of United Therapeutics Corporation (the "Securities"). The Securities are being offered and sold by United Therapeutics Corporation (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

        This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Except as permitted in this Agreement, your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.      BACKGROUND INFORMATION

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                                        (Number and Street)

--------------------------------------------------------------------------------
(City)                           (State)                           (Zip Code)

Telephone Number: (___)
                       ---------------------------------------------------------
Residence Address:
                  --------------------------------------------------------------
                                        (Number and Street)

--------------------------------------------------------------------------------
(City)                           (State)                           (Zip Code)

Telephone Number: (___)
                       ---------------------------------------------------------

If an individual:
        Age:_________   Citizenship:_______    Where registered to vote:________

If a corporation, partnership, limited liability company, trust or other entity:
        Type of entity:
                       ---------------------------------------------------------
        State of formation:                    Date of formation:
                           --------------                        ---------------

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence
to (check one):         ____ Residence Address         ____ Business Address

B.      STATUS AS QUALIFIED INSTITUTIONAL BUYER OR ACCREDITED INVESTOR

        The undersigned is a "qualified institutional buyer" as such term is defined in Rule 144A under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

                any of the following entities, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliates with the entity:

                       ____ (1)     any insurance company as defined in Section
                2(13) of the Act;

                       ____  (2)    any investment company registered under the
                Act or any business development company as defined in Section 2(a)(48) of that Act;

                       ____  (3)    any small business investment company
                licensed by the U.S. Small Business Administration under
                Section 301(c) or (d) of the Small Business Investment Act of 1958;

                       ____  (4)    any plan established and maintained by a
                state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

                       _____  (5)   any employee benefit plan within the
                meaning of Title I of the Employee Retirement Income Security Act of 1974;

                       _____  (6)   any trust fund whose trustee is a bank or
                trust company and whose participants are exclusively plans of the types identified in paragraph (a)(1)(i)(D) or (E) of Rule 144A of the Act, except trust funds that include as participants individual retirement accounts or H.R. 10 plans;

                       _____  (7)   any business development company as defined
                in Section 202(a)(22) of the Investment Advisors Act of 1940;

                       _____  (8)   any organization described in Section
                501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; and

                       _____  (9)   any investment adviser registered under the
                Investment Advisors Act;

                _____ (10) any dealer registered pursuant to Section 15 of the Exchange Act, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of a n unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

                _____ (11) any dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

                _____ (12) any investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this rule:

                       (A) each series of a series company (as defined in Rule
                18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

                       (B) investment companies shall be deemed to have the same
                adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor);

                _____  (13)   any entity, all of the equity owners of which are
        qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

                _____  (14)   any bank as defined in Section 3(a)(2) of the Act,
        any savings and loan association or other institution as referenced in Section3(a)(5)(A) of the Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.



        The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):(1)

        ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

        ____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

        ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

        ____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;


--------
        (1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

        ____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

        ____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

        ____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.      REPRESENTATIONS

        The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. In addition to reviewing the Corporation's SEC Filings, the undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment.

                IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of July, 2000, and declares under oath that it is truthful and correct.


                                     -----------------------------------------
                                     Print Name

                                     By:
                                        --------------------------------------
                                               Signature

                                     Title:
                                           -------------------------------------
                                           (required for any purchaser that is a
                                           corporation, partnership, trust or
                                           other entity)

                                    ANNEX II

                       LETTER REGARDING RESALE PROCEDURES

                              [COMPANY LETTERHEAD]

                                 _________, 2000

        Re:  United Therapeutics Corporation; Registration Statement on Form S-3

Dear Selling Shareholder:

        Enclosed please find five (5) copies of a prospectus dated ______________, ____ (the "Prospectus") for your use in reselling your shares of common stock, $.01 par value (the "Shares"), of United Therapeutics Corporation (the "Company"), under the Company's Registration Statement on Form S-3 (Registration No. 333- ) (the "Registration Statement"), which has been declared effective by the Securities and Exchange Commission. AS A SELLING SHAREHOLDER UNDER THE REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE PROSPECTUS TO EACH PURCHASER OF YOUR SHARES, EITHER DIRECTLY OR THROUGH THE BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SHARES.

        The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, The Bank of New York, (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and
(3) a certificate of subsequent sale from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of attached hereto (the "Certificate of Subsequent Sale"). The Certificate of Subsequent Sale confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

        Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(S) ON AN ONGOING BASIS TO ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

        YOU MUST NOTIFY THE UNDERSIGNED IF YOU ENTER INTO ANY ARRANGEMENT WITH A BROKER-DEALER FOR THE SALE OF SHARES THROUGH A BLOCK TRADE, SPECIAL OFFERING, EXCHANGE DISTRIBUTION OR SECONDARY DISTRIBUTION OR A PURCHASE BY A BROKER-DEALER. DEPENDING ON THE CIRCUMSTANCES, SUCH TRANSACTIONS MAY REQUIRE THE FILING OF A SUPPLEMENT TO THE PROSPECTUS IN ORDER TO UPDATE THE INFORMATION SET FORTH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN THE PROSPECTUS.

        Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at United Therapeutics Corporation, ________ Street, ___________. Thank you.

                                                Sincerely,


                                                Chief Financial Officer